Other Noncurrent Assets (Details) - Schedule of other noncurrent assets - USD ($)		Mar. 31, 2022	Mar. 31, 2021
Schedule of other noncurrent assets [Abstract]
Forest land use rights	[1]	$ 770,057	$ 785,569
Others		52,893	70,822
Total		$ 822,950	$ 856,391

[1]	The prepayment for lease of forest land use rights is made to a local government in connection with an operating land lease agreement. The land is currently used to cultivate Ginkgo trees. The forest rights certificate from the local village extends the life of the lease to January 31, 2060. In the year ended March 31, 2021, based on the evaluation of the forest land use rights, the Company recorded an impairment of $228,506.